                                                                    EXHIBIT 10.7

                                    AGREEMENT

         Agreement made this 26th day of March, 2003, to be effective as of January 1, 2003, by and between National Property Analysts Employee Partnership, a Delaware limited partnership ("EP"), National Property Analysts Master Limited Partnership, a Delaware limited partnership ("MLP"), and Penn Valley Pension Group, a Pennsylvania limited partnership ("PVPG").

                                   BACKGROUND

         EP is the owner of various Wraparound Notes (collectively, the "EP Notes" and individually, an "EP Note"), Wraparound Mortgages (collectively, the "EP Mortgages" and individually, an "EP Mortgage"), and Collateral Assignments of Rents and Leases (collectively, the "EP Collateral Assignments" and individually, an "EP Collateral Assignment") covering the properties equitably owned by MLP described in Exhibit A attached hereto and made a part hereof. Several of the EP Notes, the EP Mortgages, and the EP Collateral Assignments were acquired by EP from PVPG as the result of the partial exercise by EP of its rights under that certain Option Agreement dated October 12, 1995, by and between Main Line Pension Group, L.P., a Delaware limited partnership ("MLPG") and EP (the "Option").

         PVPG is the owner of various Wraparound Notes (collectively, the "PVPG Notes" and individually, a "PVPG Note"), Wraparound Mortgages (collectively, the "PVPG Mortgages" and individually, a "PVPG Mortgage") and Collateral Assignments of Rents and Leases (collectively, the "PVPG Collateral Assignments" and individually, a "PVPG Collateral Assignment") covering those properties equitably owned by MLP described in Exhibit B attached hereto and made a part hereof.

         EP and MLP now desire to modify and amend certain terms and provisions of the EP Notes and the EP Mortgages and PVPG and MLP now desire to modify and amend certain terms and provisions of the PVPG Notes and the PVPG Mortgages.

         NOW THEREFORE, in consideration of the foregoing premises and intending to be legally bound, and in further consideration of the mutual promises and agreements of the parties contained herein and for other good and valuable consideration, receipt whereof is hereby acknowledged, the parties agree as follows:

         1. Effective January 1, 2003, the interest rate on any EP Note that is in excess of 4.1% per annum shall be reduced to 4.1% perannum.

         2. MLP agrees to cause the record title holder of each property encumbered by an EP Mortgage to execute a note and mortgage modification agreement, in form and content acceptable to EP, pursuant to which MLP and EP shall modify all EP Mortgages to:

                           (i) provide that the entry of a judgment lien or any
                  other lien against the record title holder of a property encumbered by an EP Mortgage, unless consented to by EP, shall constitute a default under the EP Mortgage and the EP Collateral Assignment on that property, and the EP Note secured thereby, which will, if not cured within thirty (30) days of the entry of such lien, permit the mortgagee to exercise any and all remedies available under the EP Mortgage, the EP Collateral Assignment, and/or the EP Note secured thereby, including, without limitation, the foreclosure of the EP Mortgage;

                           (ii) cross-default and cross-collateralize the EP
                  Notes and the EP Mortgages on the properties owned by the unaudited partnerships, as contemplated by the terms of that certain Restructuring and Mortgage Modification Agreement effective as of January 1, 1990 by and among MLPG , MLP, National Property Analysts, Inc. and others (the "Restructuring Agreement"), except for the EP Notes and the EP Mortgages encumbering the properties described in Exhibit C attached hereto and made a part hereof, if any; and

                           (iii) cross-default and cross-collateralize the EP
                  Notes and the EP Mortgages on the properties owned by the audited partnership, as contemplated by the Restructuring Agreement, except for the EP Notes and the EP Mortgages described in Exhibit "D" attached hereto and made a part hereof, if any.

         3. MLP agrees to cause the record title holder of each property encumbered by an EP Mortgage to execute and deliver to EP a deed of future interest, in form and substance acceptable to EP, to be recorded upon signing this Agreement and to vest fee simple title in EP on December 31, 2013 (which is the date on which all EP Notes mature), conveying to EP fee simple title to all properties now equitably owned by MLP in fee.

         4. MLP agrees to cause the record title holder of each leasehold estate encumbered by an EP Mortgage to execute and deliver to EP an assignment of future interest, in form and substance acceptable to EP, to be recorded upon signing of this Agreement and to vest leasehold title in EP on December 31, 2013, assigning to EP the leasehold estate now equitably owned by MLP, and all subleases now or hereafter covering that leasehold estate.

         5. In connection with (i) a sale by MLP of any property encumbered by an EP Mortgage and an EP Collateral Assignment, or (ii) an assignment by MLP of its leasehold estate in any property encumbered by an EP Mortgage and an EP

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                  Collateral Assignment, EP shall release its liens encumbering the property sold or the leasehold estate assigned for (a) the amount of consideration available, if any, to be paid to EP in connection with such sale or assignment, after paying all transaction costs and all superior liens encumbering the property sold or the leasehold estate assigned, or (b) no additional consideration, if unavailable. Additionally, EP shall join in the execution of any deed or assignment of leasehold estate and execute any other documents that may be required by any purchaser or title company to convey clean title to any property or leasehold estate.

         6. As consideration for the purchase by EP of the EP Notes, the EP Mortgages, and the EP Collateral Assignments listed on Exhibit "E" attached hereto and made a part hereof from PVPG pursuant to the Option, PVPG agrees that effective January 1, 2003, the interest rate on any PVPG Note that is in excess of 4.1% per annum shall be reduced to 4.1% per annum.

         7. As further consideration for the purchase by EP of the EP Notes, the EP Mortgages and the EP Collateral Assignments listed on Exhibit E from PVPG, PVPG and the record title holder of each property encumbered by a PVPG Mortgage shall execute a note and mortgage modification agreement, in form and content acceptable to PVPG, pursuant to which MLP and PVPG shall modify all PVPG Mortgages to:

                           (a) provide that the entry of a judgment lien or any
                  other lien against the record title holder of a property encumbered by a PVPG Mortgage, unless consented to by PVPG, shall be a default under the PVPG Mortgage and the PVPG Collateral Assignment on that property, and the PVPG Note secured thereby, which will, if not cured within thirty (30) days of the entry of such lien, permit the mortgagee to exercise any and all remedies available under the PVPG Mortgage, the PVPG Collateral Assignment, and/or the PVPG Note secured thereby, including, without limitation, the foreclosure of the PVPG Mortgage;

                           (b) cross-default and cross-collateralize the PVPG
                  Notes and the PVPG Mortgages on the unaudited partnerships, as contemplated by the Restructuring Agreement, except for the PVPG Notes and the PVPG Mortgages encumbering the properties described in Exhibit "F" attached hereto and made a part hereof, if any, and;

                           (c) cross-default and cross-collateralize the PVPG
                  Notes and the PVPG Mortgages on the audited partnerships, as contemplated by the Restructuring Agreement, except for the PVPG Notes and the PVPG Mortgages described in Exhibit "G" attached hereto and made a part hereof, if any.

         8. MLP agrees to cause the record title holder of each property encumbered by a PVPG Mortgage to execute and deliver to PVPG a deed of future interest, in form and substance acceptable to PVPG, to be recorded upon signing this Agreement and to vest fee simple title in PVPG on December 31, 2013 (which is the date on which all PVPG Notes mature), conveying to PVPG fee simple title to all properties now equitably owned by MLP in fee.

         9. MLP agrees to cause the record title holder of each leasehold estate encumbered by a PVPG Mortgage to execute and deliver to PVPG an assignment of future interest, in form and substance acceptable to PVPG, to be recorded upon signing of this Agreement and to vest leasehold title in PVPG on December 31, 2013, assigning to PVPG the leasehold estate now equitably owned by MLP and all subleases now or hereafter covering that leasehold estate.

         10. In connection with (i) a sale by MLP of any property encumbered by a PVPG Mortgage and a PVPG Collateral Assignment, or (ii) an assignment by MLP of its leasehold estate in any property encumbered by a PVPG Mortgage and a PVPG Collateral Assignment, PVPG shall release its liens encumbering the property sold or the leasehold estate assigned for (a) the amount of consideration available, if any, to be paid to PVPG in connection with such sale or assignment, after paying all transaction costs and all superior liens encumbering the property sold or the leasehold estate assigned, or (b) no additional consideration, if unavailable. Additionally, PVPG shall join in the execution of any deed or assignment of leasehold estate and execute any other documents that may be required by any purchaser or title company to convey clean title to any property or leasehold estate.

         11. This Agreement represents the entire agreement of the parties with respect to the matters set forth herein and may not be modified, altered, or terminated in any way, except in writing executed by the parties hereto. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         12. Any transfer taxes, mortgage taxes, intangible taxes, documentary stamps or similar fees required to be paid in connection with the recordation of any of the documents described in this Agreement in favor of EP shall be paid by EP. Any transfer taxes, mortgage taxes, intangible taxes, documentary stamps or similar fees required to be paid in connection with the recordation of any of the

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

                  documents described in this Agreement in favor of PVPG shall be paid by PVPG. MLP, EP and PVPG agree to execute any and all documents that may be necessary or required to effectuate the transactions described in this Agreement.

         13. In the event of a default by MLP, EP, or PVPG hereunder, the nondefaulting party may enforce its rights hereunder by appropriate injunctive or equitable relief, all parties agreeing that legal remedies may be insufficient under the circumstances.

         EXECUTED as of this 26th day of March, 2003 to be effective as of January 1, 2003.

                                  NATIONAL PROPERTY ANALYSTS MASTER
                                  LIMITED PARTNERSHIP, a Delaware
                                  limited partnership

                                  By: EBL&S, INC., a Delaware Corporation,
                                      its General Partner

                                      By: /s/ Edward B. Lipkin
                                          --------------------------------------
                                               Edward B. Lipkin, President

                                  NATIONAL PROPERTY ANALYSTS EMPLOYEE
                                  PARTNERSHIP, a Delaware limited partnership

                                      By: /s/ Edward B. Lipkin
                                          --------------------------------------
                                               Edward B. Lipkin, General Partner

                                  PENN VALLEY PENSION GROUP, a Pennsylvania limited partnership

                                  By: NATIONAL PROPERTY ANALYSTS EMPLOYEE
                                      PARTNERSHIP, a Delaware
                                     limited partnership, its General Partner

                                      By: /s/ Edward B. Lipkin
                                          --------------------------------------
                                               Edward B. Lipkin, General Partner

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

       EXHIBIT A                     EXHIBIT B                EXHIBIT C                EXHIBIT D

       PROPERTY:                     PROPERTY:                PROPERTY:                PROPERTY:
       ---------                     ---------                ---------                ---------
Clackamas, OR                   Ardmore, OK               Cottage Grove, MN          Yazoo City, MS
Cottage Grove, MN               Bowling Green, OH         New Hope, MN
Dunmore, PA                     Cahokia, IL
Huntsville, AL                  Crescent City, CA
Hutchinson, MN                  East Haven, CT
Independence, MO                Federal Way, WA
International Falls, MN         Huntington, WV
Lake Mary, FL                   Kalamazoo, MI
Marquette, MI                   Lockport, IL
Maryville, MO                   North Augusta, SC
Menominee, MI                   Oak Lawn, IL
New Hope, MN                    Ocala, FL
North Sarasota, FL              Painesville, OH
O'Fallon, MO                    San Mateo, CA
Perry, GA                       Sault Ste Marie, MI
Philadelphia, PA                Waverly, OH
Seven Hills, OH
Steger, IL
Taylorville, IL
Urbana, IL
Wheelersburg, OH
Yazoo City, MS

     EXHIBIT E                     EXHIBIT F               EXHIBIT G

     PROPERTY:                     PROPERTY:               PROPERTY:
     ---------                     ---------               ---------
Ardmore, OK                     Huntington, WV            Lockport, IL
Cahokia, IL                     Waverly, OH
Crescent City, CA
East Haven, CT
Federal Way, WA
Huntington, WV
Kalamazoo, MI
Lockport, IL
North Augusta, SC
Oak Lawn, IL
Painesville, OH
San Mateo, CA
Sault Ste Marie, MI
Waverly, OH

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